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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 14, 2002


                               THE LTV CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                       1-4368                  75-1070950
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


6801 BRECKSVILLE ROAD, INDEPENDENCE, OHIO                          44131
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (216) 622-5000
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ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Glenn Moran, who serves as the principal executive officer of The LTV Corporation, a Delaware corporation (the "Company"), and John Delmore, who serves as the principal financial officer of the Company, stated and attested as follows:

         I am the Principal Executive Officer/Principal Financial Officer of The LTV Corporation (the "Company"), which was incorporated in the State of Delaware in 1958 as a successor to a California corporation organized in 1953. Prior to filing for bankruptcy under chapter 11 of the United States Bankruptcy Code and obtaining authorization from the Bankruptcy Court (as defined below) to implement an asset protection plan as described below, the Company was an integrated steel producer and a producer of mechanical and structural steel tubing products, bimetallic wire products and pre-engineered metal buildings systems. The Company is currently in the process of liquidating and has publicly announced that its common stock is worthless.

         On December 29, 2000, the Company and forty-eight of its wholly owned direct and indirect subsidiaries filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330) (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the "Bankruptcy Court"). At that time, the Company anticipated that it would be possible to reorganize its businesses. Accordingly, the Company maintained its full complement of accounting systems and continued to file all reports required to be filed under
Section 13(a) of the Exchange Act. However, the nine months ended September 30, 2001 was the last period for which the Company filed financial statements with the Securities and Exchange Commission (the "Commission") that complied with Regulation S-X. In November 2001 the Company began to liquidate its integrated steel operations and to market its other businesses for sale.

         The Company continues to manage its business as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. As a debtor-in-possession, the Company is required to file monthly operating reports with the U.S. Trustee and the Bankruptcy Court (the "Bankruptcy Reports") until the conclusion of the case or until the U.S. Trustee modifies the Company's reporting obligations.

         Based on Exchange Act Release No. 9660 (June 30, 1972) (the "1972 Release"), the Company ceased filing Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q with the Commission following its quarterly report for the nine months ended September 30, 2001 which the Company filed with the Commission on October 30, 2001. The 1972 Release states the Commission's position that where an issuer is subject to bankruptcy proceedings or has severely curtailed its operations, modified Exchange Act reporting procedures would be appropriate so long as such modified reporting provides adequate protection for investors and is not inconsistent with the protection of investors. The 1972 Release further refers to Rule 12b-21 promulgated under the Exchange Act ("Rule 12b-21"), which provides that if any required information is unknown or not reasonably available to the issuer because it would be unreasonably expensive or would take an unreasonable effort to obtain, such information may be omitted from reports required to be filed under the Exchange Act. In its discussion of Rule 12b-21, the 1972 Release states that "in general, an unreasonable effort or expense would result if the
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benefits which might be derived by the shareholders of the issuer from the filing of the information are outweighed significantly by the cost to the issuer of obtaining the information."

         The information contained in the Bankruptcy Reports is sufficient disclosure for the protection of investors while the Company is subject to the jurisdiction of the Bankruptcy Court, and the costs associated with the continued filing of Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q would present an undue hardship on the Company for the following reasons:

         1. THE COMMON EQUITYHOLDERS WILL NOT RECEIVE ANY PROCEEDS FROM THE DISPOSITION OF THE COMPANY'S ASSETS OR OTHER RECOVERY IN THE COMPANY'S CHAPTER 11 CASE. There is no set of facts known to management that will result in proceeds of asset sales exceeding the Company's known liabilities. Thus, there will be no recovery to the Company's stockholders. Therefore, on December 18, 2001, the Company's Board of Directors adopted resolutions authorizing the Company's officers to make public announcements to the effect that the Company does not expect the holders of its outstanding common stock to obtain any value in the bankruptcy proceedings in light of the implementation of the Asset Protection Plan (as defined below), and that the Company's common stock thus should be viewed by the stockholders as worthless. The Company filed a Current Report on Form 8-K on December 19, 2001 to announce the anticipated lack of value of the common stock, and each of the Covered Reports (as defined below) restates this conclusion. The Board of Directors continues to stand behind this resolution.

         2. THE COMPANY IS NO LONGER PURSUING A COURSE OF ACTION THAT WILL RESULT IN AN ONGOING, OPERATING LTV CORPORATION, BUT IS INSTEAD SELLING OR OTHERWISE DISPOSING OF ALL ITS REMAINING ASSETS. On November 20, 2001, the Company filed motions in the Bankruptcy Court requesting approval to implement a winddown plan referred to as the Asset Protection Plan, reject labor agreements and take other actions necessary to idle the operations of its largest reportable segment, its integrated steel operations, and prepare the facilities for sale. By order of the Bankruptcy Court entered on December 7, 2001 (the "APP Order"), the Company was authorized to implement the Asset Protection Plan. The implementation of the Asset Protection Plan began on December 7, 2001 and is continuing today. The Company has disclosed the status of the implementation of the Asset Protection Plan in the Covered Reports (as defined below).

         Although the Company is currently operating as a debtor-in-possession, its only operating assets are those related to its mechanical, structural tubing and bimetallic wire products businesses. The Company is currently marketing the assets associated with these businesses for sale and intends to divest itself of these businesses for the benefit of creditors. Proceeds from the sale of these businesses are not expected to be available for the benefit of the common stockholders.

         3. COMPLIANCE WITH THE EXCHANGE ACT'S REPORTING REQUIREMENTS WOULD BE COSTLY. THE COMPANY HAS EXTREMELY LIMITED FINANCIAL RESOURCES AND IS PRECLUDED FROM MAKING CURRENT PAYMENTS TO THOSE SERVICE PROVIDERS THAT WOULD ASSIST THE COMPANY IN COMPLYING WITH ITS REPORTING OBLIGATIONS. Preparation of the periodic reports is not possible with the
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         Company's current internal resources and without external support. As a result of, and following the Bankruptcy Court's authorizing the Company to implement the Asset Protection Plan, substantially all of the Company's employees were laid off and will not be rehired by the Company. The Company asked permission of its creditors (which is required under the court approved Asset Protection Plan) to expend the funds necessary to complete the work necessary for filing the Form
         10-K, but the Company's request was denied. The creditors have taken the position that any professional who acts to help the Company in preparing a Form 10-K will be doing so at the risk of zero compensation. The Company's small staff would have an enormous burden in attempting to comply with the Exchange Act's reporting requirements. Furthermore, the market capitalization, at current (and inflated) market prices of 0.006 cents per share aggregates to less than $0.6 million. The Company does not believe the cost of completing reports on Forms 10-K or 10-Q to be justified in light of the serious and difficult financial situation of the Company at this time and the lack of value of the common stock.

         For the foregoing reasons, in lieu of filing an Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, the Company has filed the following documents with the Commission (the "Covered Reports"):

         - Current Report on Form 8-K filed with the Commission on April 29, 2002, reporting the sale of the Company's integrated steel assets;

         - Current Report on Form 8-K filed with the Commission on April 29, 2002, filing the Bankruptcy Report for the period ended March 31, 2002;

         - Current Report on Form 8-K filed with the Commission on June 19, 2002, filing the Bankruptcy Report for the periods ended April 30, 2002 and May 31, 2002; and

         - Current Report on Form 8-K filed with the Commission on July 22, 2002, filing the Bankruptcy Reports for the period ended June 30, 2002.

The Company has not filed any periodic reports containing financial statements prepared in accordance with GAAP since I became the Principal Executive Officer/Principal Financial Officer of the Company. None of the Covered Reports contains financial statements prepared in accordance with GAAP.

         I am unable to execute the Certification as drafted. However, I do state and attest that to the best of my knowledge, based upon a review of each of the Covered Reports of the Company, the materials furnished to the Bankruptcy Court and filed as part of such Covered Reports have been materially correct.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         THE LTV CORPORATION



                                         By: /s/ Glenn Moran
                                             -----------------------------------
                                             Name:  Glenn Moran
                                             Title: Chief Executive Officer

Date: August 14, 2002